The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

RBSGC 2005-A - Group 4
9/1/05 Cutoff

TOTAL CURRENT BALANCE:	63,237,353
TOTAL ORIGINAL BALANCE:	64,175,093
NUMBER OF LOANS:	344

		Minimum	Maximum
AVG CURRENT BALANCE:	$183,829.52	$5,658.87	$1,191,298.00
AVG ORIGINAL BALANCE:	$186,555.50	$26,400.00	$1,200,000.00

WAVG GROSS COUPON:	6.66803%	6.25000	8.37500%

WAVG CURRENT FICO SCORE:	695	517	814

WAVG ORIGINAL LTV:	75.27%	15.27	100.00%

WAVG ORIGINAL TERM:	359 months	240	360 months
WAVG STATED REMAINING TERM:	347 months	230	352 months
WAVG SEASONING:	12 months	8	29 months

TOP STATE CONCENTRATIONS ($):	18.62% New York, 14.65% Florida, 12.48% California
TOP INTEREST ONLY CONCENTRATIONS ($):	87.22% NOT IO, 12.78% IO
TOP PREPAY PENALTY CONCENTRATIONS ($):	97.56% No Prepay Penalty, 2.44% Has Prepay Penalty
MAXIMUM ZIP CODE CONCENTRATION ($):	1.88% 06903 (Stamford, CT)

WAVG ORIG PREPAY TERM (EXCL 0):	6 months	0	6 months

NOTE DATE:		Mar 06, 2003	Dec 20, 2004
FIRST PAY DATE:		May 01, 2003	Feb 01, 2005
MATURE DATE:		Nov 01, 2024	Jan 01, 2035

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
5,659 -100,000	117	7,607,050.04	12.03
100,001 -200,000	128	18,079,717.38	28.59
200,001 -300,000	48	12,109,900.55	19.15
300,001 -400,000	24	8,471,134.73	13.40
400,001 -500,000	11	5,002,267.55	7.91
500,001 -600,000	5	2,878,267.71	4.55
600,001 -700,000	4	2,639,315.44	4.17
700,001 -800,000	2	1,480,494.52	2.34
800,001 -900,000	1	873,181.12	1.38
900,001 - 1,000,000	3	2,904,726.32	4.59
1,100,001 - 1,191,298	1	1,191,298.00	1.88
Total	344	63,237,353.36	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
240	4	603,368.69	0.95
300	1	169,820.08	0.27
360	339	62,464,164.59	98.78
Total	344	63,237,353.36	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
230 - 240	4	603,368.69	0.95
289 - 300	1	169,820.08	0.27
325 - 336	58	7,463,199.93	11.80
337 - 348	1	328,287.77	0.52
349 - 352	280	54,672,676.89	86.46
Total	344	63,237,353.36	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
2-4 Units	24	6,476,282.28	10.24
Condominium	26	4,118,705.85	6.51
Cooperative	5	797,291.32	1.26
Deminimus PUD	15	3,831,723.17	6.06
PUD	2	228,579.26	0.36
Single Family	223	38,188,396.79	60.39
Two-to-Four Family	49	9,596,374.69	15.18
Total	344	63,237,353.36	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Investor	114	15,079,985.08	23.85
Primary	217	45,889,620.76	72.57
Second Home	13	2,267,747.52	3.59
Total	344	63,237,353.36	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE CODE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Cash Out Refinance	105	21,773,893.28	34.43
Construction Only	1	919,772.00	1.45
Purchase	201	35,732,287.09	56.51
Rate/Term Refinance	37	4,811,400.99	7.61
Total	344	63,237,353.36	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Full Documentation	61	10,800,539.49	17.08
No Documentation	94	12,812,444.59	20.26
No Income Verification	4	934,154.98	1.48
No Ratio	18	3,702,814.79	5.86
Stated Documentation	167	34,987,399.51	55.33
Total	344	63,237,353.36	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL LTV:	Mortgage Loans	the Cutoff Date	the Cutoff Date
<= 50.00	28	3,966,976.26	6.27
50.01 - 60.00	18	4,489,961.94	7.10
60.01 - 70.00	42	8,240,040.73	13.03
70.01 - 80.00	193	35,154,390.29	55.59
80.01 - 85.00	8	1,033,285.03	1.63
85.01 - 90.00	32	6,212,480.25	9.82
90.01 - 95.00	19	3,616,251.68	5.72
95.01 - 100.00	4	523,967.18	0.83
Total	344	63,237,353.36	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
New York	45	11,773,743.41	18.62
Florida	49	9,262,053.64	14.65
California	28	7,891,150.76	12.48
New Jersey	32	7,298,450.75	11.54
Virginia	21	3,851,263.23	6.09
Connecticut	9	2,816,020.07	4.45
Pennsylvania	20	2,394,101.82	3.79
Arizona	17	1,920,379.74	3.04
Massachusetts	6	1,671,527.81	2.64
Georgia	10	1,421,893.49	2.25
Nevada	5	1,272,415.22	2.01
Maryland	9	1,125,859.17	1.78
Illinois	8	1,101,977.92	1.74
South Carolina	9	1,018,800.96	1.61
Oregon	6	910,192.53	1.44
Texas	8	791,298.25	1.25
Indiana	7	756,111.99	1.20
Kansas	6	563,741.92	0.89
Washington	4	549,307.51	0.87
Ohio	7	548,644.99	0.87
New Mexico	6	544,069.69	0.86
Colorado	3	518,647.06	0.82
Michigan	8	493,499.82	0.78
Wisconsin	3	413,947.81	0.65
District of Columbia	1	387,493.27	0.61
New Hampshire	2	273,781.65	0.43
Vermont	1	261,798.61	0.41
Missouri	2	253,281.38	0.40
Minnesota	1	168,519.76	0.27
Rhode Island	1	168,387.28	0.27
North Carolina	2	161,062.88	0.25
Delaware	1	119,002.26	0.19
Nebraska	1	106,497.68	0.17
Mississippi	1	99,073.61	0.16
Tennessee	1	88,170.68	0.14
West Virginia	1	75,322.94	0.12
Iowa	1	64,446.48	0.10
Kentucky	1	55,423.95	0.09
Oklahoma	1	45,991.37	0.07
Total	344	63,237,353.36	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MORTGAGE RATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
6.250 - 6.250	1	288,745.39	0.46
6.251 - 6.500	145	28,226,685.62	44.64
6.501 - 6.750	100	16,789,936.16	26.55
6.751 - 7.000	51	8,892,451.57	14.06
7.001 - 7.250	43	8,097,684.92	12.81
7.251 - 7.500	1	364,396.84	0.58
7.751 - 8.000	2	421,068.02	0.67
8.251 - 8.375	1	156,384.84	0.25
Total	344	63,237,353.36	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CREDIT SCORE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
517 - 550	5	988,921.70	1.56
551 - 600	12	2,561,213.98	4.05
601 - 650	43	9,788,727.67	15.48
651 - 700	114	19,291,595.82	30.51
701 - 750	97	18,836,714.06	29.79
751 - 800	68	11,289,253.37	17.85
801 - 814	5	480,926.76	0.76
Total	344	63,237,353.36	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
AMORTIZATION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
NOT IO	313	55,158,076.71	87.22
IO	31	8,079,276.65	12.78
Total	344	63,237,353.36	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PRODUCT:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Fixed Rate	313	55,158,076.71	87.22
Fixed Rate IO	31	8,079,276.65	12.78
Total	344	63,237,353.36	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIG PREPAY TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
0	338	61,694,958.87	97.56
6	6	1,542,394.49	2.44
Total	344	63,237,353.36	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
LIEN POSITION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
First Lien	344	63,237,353.36	100.00
Total	344	63,237,353.36	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PREPAY FLAG:	Mortgage Loans	the Cutoff Date	the Cutoff Date
No Prepay Penalty	338	61,694,958.87	97.56
Has Prepay Penalty	6	1,542,394.49	2.44
Total	344	63,237,353.36	100.00